UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

The Advisors’ Inner Circle Fund
The Rice Hall James Funds
Annual Report	October 31, 2011

RICE HALL JAMES MID CAP PORTFOLIO

RICE HALL JAMES SMALL CAP PORTFOLIO

RICE HALL JAMES MICRO CAP PORTFOLIO

Investment Adviser:

Rice Hall James & Associates, LLC

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

The RHJ Funds file their complete schedules of fund holdings with the Security and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

Two years after the National Bureau of Economic Research officially recorded the end of the “Great Recession”, the health of the economy and the state of its recovery remains a front and center debate. While we saw an impressive rally in equities in the first half of this fiscal year, the second half was marked by increased volatility and a broad sell-off. Macro risks have dominated the headlines since this summer and the focus on the activities of central bankers and economic policymakers both in the U.S. and especially in Europe remains intense.

In any economic environment, business, consumer, and investor confidence is of prime importance. In this current and most challenging of economic recoveries, confidence is crucial. This makes Congress’s willingness to engage in what amounted to brinkmanship over the U.S. debt ceiling issue so utterly unacceptable. Putting political posturing ahead of the welfare of our country is just plain irresponsible.

Clearly, there are a multitude of other macro issues at play besides fading confidence in political leadership — concerns of the U.S. falling back into a recession, continued unemployment, European debt crisis (and the broader long-term viability of the European Union), and worries that even the growth engine of China may be faltering. But, the catalyst that tipped the dominoes this summer, sending small and mid cap stocks well on their way to a bear market decline, was the serious loss of investor confidence resulting from our elected leaders’ willingness to prioritize political objectives above the health of the still delicate economy.

Interestingly, the issues that spurred the increased volatility and subsequent market decline in the past few months weren’t entirely coincident with market behavior — evidence of the big problems that investors are concerned about today was abundant, months, if not quarters, ago. The shift was a pronounced change in investor psychology, more so than any change in underlying fundamentals. This renewed negative perception of macro problems gained critical mass and formerly sanguine investors lost their cool and decided to sell now and ask questions later.

One encouraging distinction worth drawing between the market turmoil seen this summer, versus the one we saw in 2009 and 2010, is that stock moves — despite their extreme volatility — seem to more closely reflect fundamental risk/reward opportunities. We continue to see an extraordinary amount of noise in the markets and this makes the adherence to our discipline all the more important. We deal with this noise or confusion by sticking to what we know — investing in well-run quality growth companies on a case-by-case basis. Our commitment to a bottom-up longer-term approach prevents us from being swayed by near-term macro headlines, allowing us to focus on finding unique businesses that can achieve success in a variety of economic environments.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

While it would certainly make for a smoother ride if the majority of investors shared our preference for taking a somewhat longer view, we see the increased market volatility as more of an opportunity than a challenge. We feel that we will be rewarded for taking a longer term outlook for stocks within the portfolio when others are so highly focused on short-term factors.

It appears clear that investors are firmly in a risk-avoidance mode, based on heightened concerns of a double-dip and an eroding global economic picture — particularly with regards to the European Union and Greece. However, the base case of a slowly improving economic recovery doesn’t appear to be in as much jeopardy as market behavior would indicate. Instead, we view the weakness of the past few months more in the context of “de-risking” the investment environment and resetting investor expectations to a more sustainable level. From where we stand today, it seems more likely to us that corporate America exceeds, rather than disappoints meaningfully lowered investor expectations.

RHJ Mid Cap Portfolio

As of October 31, 2011	6 Months	Calendar YTD	1 Year

RHJ Mid Cap Portfolio	(14.02)%	(5.73)%	6.98%
Russell Midcap Index	(10.63)%	(0.93)%	7.85%
Russell Midcap Growth Index	(10.22)%	0.33%	10.08%

For the year ended October 31, 2011, the RHJ Mid Cap Portfolio (the “Fund”) returned 6.98%, slightly underperforming the Russell Midcap, which returned 7.85%.

The equity markets managed to maintain positive returns over the past year despite a treacherous and volatile last six months. Stock selection was superior for the Fund’s Energy names, up 22% compared to 17% for the index.

In addition, within the Fund’s Industrials sector, stocks were up 10%, 6% ahead of the Russell Midcap Index sector. The Fund also saw outperformance within Technology and Consumer Staples, however, it was more than offset by lagging stock selection within Financials, Materials and Telecomm.

RHJ Small Cap Portfolio

As of October 31, 2011	6 Months	Calendar YTD	1 Year

RHJ Small Cap Portfolio	(7.52)%	11.85%	30.10%
Russell 2000 Index	(13.76)%	(4.46)%	6.71%
Russell 2000 Growth Index	(13.56)%	(2.17)%	9.84%

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

The RHJ Small Cap Portfolio (the “Fund”) was up 30.10% for the year ended October 31, 2011, significantly outperforming the Russell 2000 Index which posted a 6.71% return.

During this period, stock selection was broadly superior, across all sectors. The only sector that detracted from relative performance was Utilities where a lack of exposure was a slight negative.

Within Technology, the Fund names were up an impressive 32% compared to 5% for the index. Consumer Staples names were up a whopping 112% versus 17% for the index. Another area of strong stock selection was Industrials, where the Portfolio names were up 25%, compared to 5% for the Russell 2000 Index sector. Last but not least, Health Care names also outperformed with a 31% return, compared to 12% for the index.

RHJ Micro Cap Portfolio

As of October 31, 2011	6 Months	Calendar YTD	1 Year

RHJ Micro Cap Portfolio	(9.60)%	1.56%	15.23%
Russell 2000 Index	(13.76)%	(4.46)%	6.71%
Russell Microcap Index	(16.68)%	(9.67)%	2.11%
Russell Microcap Growth Index	(17.06)%	(7.97)%	4.48%

The RHJ Micro Cap Portfolio (the “Fund”) generated a return of 15.23% for the year, outperforming the Russell Microcap Index, which returned 2.11% for the same period.

Micro cap names were hit hard during the last six months but the Fund holdings managed to hold up very well during this period.

Outside of Utilities, where our natural lack of exposure slightly detracted from relative performance, stock selection within the Fund was very strong for the year.

Stock selection was superior within Consumer Discretionary with a 16% return, compared to -3% for the index. The Fund’s Health Care names also had a great year with an impressive 46% return, compared to 6% for the index. Last but not least, within Industrials, stocks were up 13% compared to 1% for the benchmark.

Investment Management Team

The RHJ Funds

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

Definition of Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is an unmanaged index comprised of 800 stocks of U.S. companies with mid-market capitalization.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO

Growth of a $10,000 Investment

*	Commencement of operations.

**	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

Growth of a $10,000 Investment

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

Growth of a $10,000 Investment

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.
†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.
**

The performance of the Russell Microcap Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes. This is a new index that has been chosen as a secondary benchmark index because it does not yet have a long enough performance history to serve as the primary index. The Adviser believes, however, that the Russell Microcap Index is the most appropriate broad-based securities index to be used for comparative purposes given the investment strategy of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO OCTOBER 31, 2011

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.7%

	Shares	Value
CONSUMER DISCRETIONARY — 17.2%
Gentex	5,331	$160,570
Guess?	6,958	229,544
John Wiley & Sons, Cl A	3,035	144,345
Life Time Fitness*	5,589	241,053
Mattel	8,003	226,005
Tupperware Brands	3,561	201,339
Urban Outfitters*	6,748	183,883
Visteon*	3,105	172,700

		1,559,439

ENERGY — 6.7%
Consol Energy	5,816	248,692
Helmerich & Payne	3,274	174,111
Tidewater	3,745	184,367

		607,170

FINANCIALS — 5.0%
City National	3,455	146,561
Comerica	4,689	119,804
MSCI, Cl A*	5,654	188,787

		455,152

HEALTH CARE — 15.5%
Alere*	4,867	126,834
Allscripts Healthcare Solutions*	15,866	303,834
CR Bard	2,940	252,693
Gen-Probe*	3,791	227,839

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK – continued

	Shares	Value
HEALTH CARE — continued
Hologic*	15,364	$247,668
Mednax*	3,854	253,593

		1,412,461

INDUSTRIALS — 24.6%
Acuity Brands	3,681	170,430
Armstrong World Industries	3,514	149,661
Cintas	9,909	296,180
Copart*	4,245	184,870
Flowserve	2,261	209,572
Hertz Global Holdings*	21,488	249,261
IDEX	5,076	179,944
Kansas City Southern*	3,210	202,776
Pentair	5,013	180,217
Valmont Industries	2,237	191,823
Werner Enterprises	9,442	223,775

		2,238,509

INFORMATION TECHNOLOGY — 19.9%
Atmel*	12,294	129,824
Cognizant Technology Solutions, Cl A*	2,767	201,299
Compuware*	32,390	273,695
F5 Networks*	1,267	131,705
International Rectifier*	7,962	193,397
National Instruments	8,206	219,182
Nuance Communications*	14,245	377,208
VeriFone Systems*	6,580	277,742

		1,804,052

MATERIALS — 4.2%
Air Products & Chemicals	2,758	237,574
Allegheny Technologies	3,139	145,650

		383,224

TELECOMMUNICATION SERVICES — 1.2%
NII Holdings*	4,607	108,403

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK – continued

	Shares	Value
UTILITIES — 2.4%
ITC Holdings	3,031	$220,293

TOTAL COMMON STOCK (Cost $7,916,350)		8,788,703

SHORT-TERM INVESTMENT (A) — 3.5%

CASH EQUIVALENTS — 3.5%
HighMark Diversified Money Market Fund Fiduciary Class, 0.020% (Cost $313,687)	313,687	313,687

TOTAL INVESTMENTS — 100.2% (Cost $8,230,037)		$9,102,390

     Percentages are based on Net Assets of $9,087,283.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2011.
Cl	Class
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO OCTOBER 31, 2011

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 90.5%

	Shares	Value
CONSUMER DISCRETIONARY — 16.0%
Arbitron	60,365	$2,398,302
Chico’s FAS	181,600	2,244,576
Cinemark Holdings	167,200	3,456,024
Coinstar*	44,100	2,105,334
Hanesbrands*	104,600	2,758,302
K12*	54,100	1,896,205
Men’s Wearhouse	118,300	3,653,104
PEP Boys-Manny Moe & Jack	105,100	1,208,650
Stage Stores	174,900	2,733,687

		22,454,184

CONSUMER STAPLES — 4.8%
Diamond Foods	24,452	1,607,719
Elizabeth Arden*	65,900	2,259,052
Pricesmart	37,600	2,859,104

		6,725,875

ENERGY — 5.0%
Energy XXI Bermuda*	82,200	2,414,214
Gulfport Energy*	69,700	2,170,458
SandRidge Energy*	316,400	2,423,624

		7,008,296

FINANCIALS — 2.9%
FirstMerit	112,200	1,571,922
Signature Bank*	44,000	2,453,000

		4,024,922

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK – continued

	Shares	Value
HEALTH CARE — 14.0%
Allscripts Healthcare Solutions*	180,600	$3,458,490
Analogic	22,000	1,189,760
Catalyst Health Solutions*	49,300	2,710,021
Hanger Orthopedic Group*	169,200	2,939,004
IPC The Hospitalist*	65,200	2,733,836
Owens & Minor	65,450	1,958,264
PerkinElmer	80,000	1,653,600
Thoratec*	82,300	3,004,773

		19,647,748

INDUSTRIALS — 22.5%
Allegiant Travel, Cl A*	70,000	3,637,200
Copart*	59,700	2,599,935
Forward Air	91,600	2,999,900
Hexcel*	109,900	2,715,629
Kaydon	65,500	2,060,630
Kirby*	38,400	2,363,136
Marten Transport	94,800	1,678,908
MasTec*	143,100	3,093,822
Middleby*	34,300	2,890,804
Mobile Mini*	114,900	2,084,286
Orbital Sciences*	141,600	2,189,136
Rush Enterprises, Cl A*	164,400	3,172,920

		31,486,306

INFORMATION TECHNOLOGY — 23.6%
Constant Contact*	119,100	2,410,584
Cymer*	53,100	2,307,195
Diebold	62,800	2,027,184
Electronics for Imaging*	145,400	2,181,000
EPIQ Systems	267,700	3,817,402
FEI*	80,400	3,196,704
Hittite Microwave*	39,300	2,067,180
JDS Uniphase*	243,900	2,926,800
OSI Systems*	86,800	3,845,240
Parametric Technology*	93,800	1,953,854
Plantronics	69,200	2,311,972
TriQuint Semiconductor*	241,200	1,283,184
ValueClick*	153,000	2,692,800

		33,021,099

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK – continued

	Shares	Value
UTILITIES — 1.7%
Elster Group ADR*	163,298	$2,431,507

TOTAL COMMON STOCK (Cost $122,077,894)		126,799,937

SHORT-TERM INVESTMENTS (A) — 12.3%

CASH EQUIVALENTS — 12.3%
HighMark 100% U.S. Treasury Money Market Fund Fiduciary Class, 0.000%	1,355,362	1,355,362
HighMark Diversified Money Market Fund Fiduciary Class, 0.020%	5,421,448	5,421,448
HighMark U.S. Government Money Market Fund Fiduciary Class, 0.000%	5,421,449	5,421,449
Union Bank of California Diversified Money Market 0.020%	5,091,740	5,091,740

TOTAL SHORT-TERM INVESTMENTS (Cost $17,289,999)		17,289,999

TOTAL INVESTMENTS — 102.8% (Cost $139,367,893)		$144,089,936

Percentages are based on Net Assets of $140,175,567.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2011.
ADR	American Depository Receipt
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO OCTOBER 31, 2011

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%

	% of Net Assets	Shares	Value

CONSUMER DISCRETIONARY — 19.8%
Asbury Automotive Group*	1.9%	34,600	$645,290
Carmike Cinemas*	1.6	83,300	539,784
Denny’s*	1.9	180,800	650,880
Einstein Noah Restaurant Group	1.5	35,900	528,448
Fuel Systems Solutions*	1.8	26,700	623,178
interCLICK*	1.3	60,300	446,220
Leapfrog Enterprises, Cl A*	1.3	124,000	462,520
Perry Ellis International*	2.4	32,600	818,260
Shoe Carnival*	1.2	15,200	414,808
Shuffle Master*	1.8	58,500	620,685
Zagg*	1.2	29,500	397,955
Other Securities	1.9		638,490

			6,786,518

CONSUMER STAPLES — 3.3%
Elizabeth Arden*	1.5	15,200	521,056
Other Securities	1.8		620,787

			1,141,843

ENERGY — 5.3%
Abraxas Petroleum*	1.9	171,200	667,680
GeoResources*	1.6	20,700	549,378
Other Securities	1.8		606,169

			1,823,227

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK – continued

	% of Net Assets	Shares	Value

FINANCIALS — 4.2%
Electro Scientific Industries*	1.1%	30,900	$379,761
Kennedy-Wilson Holdings	1.1	29,600	367,632
Lakeland Financial	1.1	15,600	372,684
Other Securities	0.9		310,040

			1,430,117

HEALTH CARE — 19.4%
ABIOMED*	1.2	27,300	411,138
Cantel Medical	1.2	15,500	427,800
Hanger Orthopedic Group*	1.5	30,500	529,785
Medidata Solutions*	1.2	22,900	411,742
Metropolitan Health Networks*	1.3	65,900	429,668
Omnicell*	1.7	39,900	596,505
Orthofix International*	2.0	19,900	698,689
Quidel*	1.5	28,000	500,080
Staar Surgical*	2.2	82,600	743,400
Synergetics USA*	1.3	66,800	446,892
Vascular Solutions*	1.5	48,900	518,829
Other Securities	2.8		954,420

			6,668,948

INDUSTRIALS — 20.6%
ACCO Brands*	1.1	53,200	365,484
Ducommun	1.1	27,800	396,706
DXP Enterprises*	1.5	21,300	532,074
Exponent*	1.8	12,600	607,068
Graham	2.1	30,562	704,148
Miller Industries	1.5	25,800	527,352
Navigant Consulting*	1.3	38,700	438,471
On Assignment*	1.9	61,700	665,743
Rush Enterprises, Cl A*	2.0	35,900	692,870
Standard Parking*	1.2	23,100	406,329
Thermon Group Holdings*	1.2	25,000	397,000
Titan Machinery*	1.5	22,200	517,926
US Ecology	1.5	28,900	521,934
Other Securities	0.9		305,760

			7,078,865

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK – continued

	% of Net Assets	Shares	Value

INFORMATION TECHNOLOGY — 21.4%
Convio*	1.5%	54,700	$524,573
CTS	1.6	58,000	538,240
EXFO*	1.1	64,000	391,040
iGate	1.2	30,500	411,140
Kenexa*	1.2	17,400	397,938
LeCroy*	1.3	42,300	433,998
Maxwell Technologies*	2.0	35,276	704,462
Nanometrics*	1.7	34,000	573,920
NVE*	1.4	8,800	484,176
OCZ Technology Group*	1.5	72,600	513,282
SPS Commerce*	1.6	27,600	539,856
Super Micro Computer*	1.7	36,200	579,200
Other Securities	3.6		1,257,730

			7,349,555

MATERIALS — 1.0%
Other Securities	1.0		356,789

TELECOMMUNICATION SERVICES — 2.1%
Premiere Global Services*	2.1	77,775	704,642

Total Common Stock (Cost $31,344,361)			33,340,504

SHORT-TERM INVESTMENT (A) — 2.1%

CASH EQUIVALENTS — 2.1%
HighMark Diversified Money Market Fund, Fiduciary Class, 0.020% (Cost $733,850)	2.1	733,850	733,850

Total Investments — 99.2% (Cost $32,078,211)			$34,074,354

Percentages are based on Net Assets of $34,334,285.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2011.
Cl	Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“ SEC”). Footnotes above may apply to securities that are included in “Other Securities”. For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES

	Mid Cap Portfolio		Small Cap Portfolio		Micro Cap Portfolio

Assets:
Investments at Value (Cost $8,230,037, $139,367,893 and $32,078,211, respectively)		$9,102,390		$144,089,936		$34,074,354
Receivable for Investment Securities Sold		—		1,241,637		495,689
Prepaid Expenses		7,341		18,893		10,136
Receivable for Capital Shares Sold		—		8,304,010		46,171
Receivable Due from Investment Advisor		5,964		—		—
Dividends Receivable		4,322		17,725		5,075

Total Assets		9,120,017		153,672,201		34,631,425

Liabilities:
Payable for Investment Securities Purchased		—		13,077,369		166,874
Payable for Capital Shares Redeemed		14,502		244,558		38,053
Payable Due to Investment Adviser		6,582		73,935		21,742
Payable Due to Administrator		1,689		21,342		6,695
Payable Due to Trustees		381		4,496		2,066
Chief Compliance Officer Fees Payable		263		3,108		1,428
Other Accrued Expenses		9,317		71,826		60,282

Total Liabilities		32,734		13,496,634		297,140

Net Assets		$9,087,283		$140,175,567		$34,334,285

Net Assets Consist of:
Paid-in Capital		$13,097,129		$130,004,076		$48,462,092
Accumulated Net Realized Gain (Loss) on Investments		(4,882,199)		5,449,448		(16,123,950)
Net Unrealized Appreciation on Investments		872,353		4,722,043		1,996,143

Net Assets		$9,087,283		$140,175,567		$34,334,285

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		n/a		10,459,732		2,025,844

Investor Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		673,427		n/a		n/a

Net Asset Value,
Per share — Institutional Class	$	n/a		$13.40		$16.95	*

Net Asset Value,
Per share — Investor Class		$13.49	$	n/a	$	n/a

*	Redemption price per share may be less if the shares are redeemed less then 90 days from the date of purchase. See Note 2 of the notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS FOR THE YEAR ENDED OCTOBER 31, 2011

STATEMENTS OF OPERATIONS

	Mid Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio

Investment Income
Dividends	$77,279	$281,215	$113,811

Total Income	77,279	281,215	113,811

Expenses
Investment Advisory Fees	76,946	546,129	443,058
Distribution Fees	21,374	—	—
Shareholder Servicing Fees	—	78,678	182,778
Administration Fees	22,200	170,506	157,295
Trustees’ Fees	1,645	12,938	11,561
Chief Compliance Officer Fees	899	6,648	5,962
Transfer Agent Fees	31,229	56,590	54,021
Registration and Filing Fees	15,486	20,453	19,705
Printing Fees	4,145	26,409	12,756
Audit Fees	3,163	38,406	18,656
Legal Fees	3,518	24,594	26,464
Custodian Fees	5,000	5,000	5,000
Other Expenses	6,149	15,125	19,807

Expenses Before Expense Waiver and Fees Paid Indirectly	191,754	1,001,476	957,063

Less:
Waiver of Investment Advisory Fees	(71,991)	—	—
Fees Paid Indirectly(1)	(1,904)	(63,417)	(70,234)

Net Expenses After Expense Waiver and Fees Paid Indirectly	117,859	938,059	886,829

Net Investment Loss	(40,580)	(656,844)	(773,018)

Net Realized Gain on Investments	746,794	8,820,874	13,193,494
Net Change in Unrealized Appreciation (Depreciation) on Investments	(413,636)	(338,414)	(6,261,360)

Total Net Realized and Unrealized Gain on Investments	333,158	8,482,460	6,932,134

Net Increase in Net Assets Resulting from Operations	$292,578	$7,825,616	$6,159,116

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net Investment Loss	$(40,580)	$(62,087)
Net Realized Gain on Investments	746,794	1,775,487
Net Change in Unrealized Appreciation (Depreciation) on Investments	(413,636)	679,108

Net Increase in Net Assets Resulting in Operations	292,578	2,392,508

Capital Share Transactions:
Issued	4,013,701	1,569,099
Redeemed	(2,422,013)	(17,692,372)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,591,688	(16,123,273)

Total Increase (Decrease) in Net Assets	1,884,266	(13,730,765)

Net Assets:
Beginning of Year	7,203,017	20,933,782

End of Year	$9,087,283	$7,203,017

Undistributed Net Investment Income	$—	$—

Shares Issued and Redeemed:
Issued	274,084	134,828
Redeemed	(172,066)	(1,529,247)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	102,018	(1,394,419)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010

Operations:
Net Investment Loss	$(656,844)	$(369,560)
Net Realized Gain on Investments	8,820,874	4,892,516
Net Change in Unrealized Appreciation (Depreciation) on Investments	(338,414)	2,938,723

Net Increase in Net Assets Resulting in Operations	7,825,616	7,461,679

Capital Share Transactions:
Issued	134,888,935	1,031,205
Redeemed	(37,210,630)	(14,554,665)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	97,678,305	(13,523,460)

Total Increase (Decrease) in Net Assets	105,503,921	(6,061,781)

Net Assets:
Beginning of Year	34,671,646	40,733,427

End of Year	$140,175,567	$34,671,646

Undistributed Net Investment Income	$—	$—

Shares Issued and Redeemed:
Issued	9,986,756	107,947
Redeemed	(2,894,248)	(1,521,119)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	7,092,508	(1,413,172)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010

Operations:
Net Investment Loss	$(773,018)	$(1,173,980)
Net Realized Gain on Investments	13,193,494	17,365,678
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,261,360)	1,220,002

Net Increase in Net Assets Resulting in Operations	6,159,116	17,411,700

Capital Share Transactions:
Issued	3,654,133	7,081,887
Redemption Fees(1)	914	4,706
Redeemed	(36,062,062)	(72,528,995)

Net Decrease in Net Assets from Capital Share Transactions	(32,407,015)	(65,442,402)

Total Decrease in Net Assets	(26,247,899)	(48,030,702)

Net Assets:
Beginning of Year	60,582,184	108,612,886

End of Year	$34,334,285	$60,582,184

Undistributed Net Investment Income	$—	$—

Shares Issued and Redeemed:
Issued	216,492	512,082
Redeemed	(2,308,521)	(5,368,830)

Net Decrease in Shares Outstanding from Share Transactions	(2,092,029)	(4,856,748)

(1) See Note 2 in the Notes to Financial Statements

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,

	2011	2010	2009	2008	2007
Net Asset Value,
Beginning of Year	$12.61	$10.65	$9.19	$15.44	$13.51

Income (Loss) from
Investment Operations:
Net Investment Loss(1)	(0.07)	(0.05)	(0.04)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.95	2.01	1.50	(5.56)	2.60

Total from Investment Operations	0.88	1.96	1.46	(5.59)	2.57

Dividends and Distributions from:
Net Investment Loss	—	—	—	—	(0.01)
Net Realized Gain	—	—	—	(0.66)	(0.63)
Return of Capital	—	—	—	— (2)	—

Total Dividends and Distributions	—	—	—	(0.66)	(0.64)

Net Asset Value, End of Year	$13.49	$12.61	$10.65	$9.19	$15.44

Total Return†	6.98%	18.40%	15.89%	(37.73)%	19.74%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$9,087	$7,203	$20,934	$22,568	$25,949
Ratio of Expenses to Average Net Assets(3)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.22%	2.00%	1.85%	1.62%	1.63%
Ratio of Net Investment Loss to Average Net Assets	(0.47)%	(0.42)%	(0.47)%	(0.25)%	(0.22)%
Portfolio Turnover Rate	57%	67%	60%	68%	81%

†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/ or expenses assumed by the Adviser during the period.

(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)

The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. The advisor waiver takes place after the effect of the indirect fees, if these expense offsets were included, the ratio would have been 1.38%, 1.42%, 1.40%, 1.40% and 1.40%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.30	$8.52	$7.34	$13.93	$15.05

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.12)	(0.10)	(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss)	3.22	1.88	1.24	(4.45)	2.48

Total from Investment Operations	3.10	1.78	1.18	(4.51)	2.42

Distributions from:
Net Realized Gain	—	—	—	(2.08)	(3.54)
Return of Capital	—	—	—	— (2)	—

Total Distributions	—	—	—	(2.08)	(3.54)

Net Asset Value, End of Year	$13.40	$10.30	$8.52	$7.34	$13.93

Total Return†	30.10%	20.89%	16.08%‡	(37.45)%	19.30%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$140,176	$34,672	$40,733	$35,321	$65,904
Ratio of Expenses to Average Net Assets(3)	1.37%	1.47%	1.34%	1.17%	1.02%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.47%	1.49%	1.41%	1.20%	1.09%
Ratio of Net Investment Loss to Average Net Assets	(0.96)%	(1.02)%	(0.82)%	(0.54)%	(0.43)%
Portfolio Turnover Rate	79%	78%	78%	88%	74%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.
(1)	Per share calculations were performed using average shares for the period.
(2)	Value is less than $0.01 per share.
(3)

The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. The advisor waiver takes place after the effect of the indirect fees, if these expense offsets were included, the ratio would have been the same.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$14.71	$12.10	$11.12	$21.95	$20.66

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.22)	(0.19)	(0.12)	(0.15)	(0.15)
Net Realized and Unrealized Gain (Loss)	2.46	2.80	1.10	(8.13)	2.92

Total from Investment Operations	2.24	2.61	0.98	(8.28)	2.77

Redemption Fees(2)	—	—	—	—	—

Distributions from:
Net Realized Gain	—	—	—	(2.55)	(1.48)
Return of Capital	—	—	—	— (2)	—

Total Distributions	—	—	—	(2.55)	(1.48)

Net Asset Value, End of Year	$16.95	$14.71	$12.10	$11.12	$21.95

Total Return†	15.23%	21.57%	8.81%‡	(41.94)%	13.96%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$34,334	$60,582	$108,613	$109,691	$216,550
Ratio of Expenses to Average Net Assets(3)	1.50%	1.60%	1.47%	1.31%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.62%	1.66%	1.54%	1.31%	1.21%
Ratio of Net Investment Loss to Average Net Assets	(1.31)%	(1.36)%	(1.11)%	(0.97)%	(0.71)%
Portfolio Turnover Rate	147%	128%	139%	119%	127%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)

The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. The advisor waiver takes place after the effect of the indirect fees, if these expense offsets were included, the ratio would have been 1.50%, 1.61%, 1.47%, 1.31% and 1.21%, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 38 funds. The financial statements herein are those of the Rice Hall James Mid Cap Portfolio (“Mid Cap Portfolio”), Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Mid Cap Portfolio is maximum capital appreciation. The Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. mid cap companies with market capitalizations which fall within the range of the companies in the Russell Midcap Index. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations which fall within the range of the companies in the Russell 2000 Index. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies with market capitalizations between $50 million and $500 million. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the fair value of the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2011, there were no securities valued in accordance with the Fair Value Procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2011, all of the Funds’ investments are Level 1. For details of the investment classification, refer to the Schedules of Investments for the Mid Cap Portfolio and Small Cap Portfolio and the Summary Schedule of Investments for the Micro Cap Portfolio.

For the year ended October 31, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2011, there were no Level 3 securities.

For the year ended October 31, 2011, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed less than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $914 and $4,706, for the years ended October 31, 2011 and October 31, 2010.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds’ average daily net assets.

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the Mid Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the Mid Cap Portfolio’s average daily net assets attributable to Investor Class shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or for the provision of shareholder services with respect to shares.

The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund’s expenses. Under this arrangement, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio had expenses reduced by $1,832, $63,266, $70,080, which was used to pay administration expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2011, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $72, $151 and $154 respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund’s average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses through February 29, 2012, if necessary, in order to keep the Mid Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At October 31, 2011, the amount the Adviser may seek as reimbursement of previously waived fees for the Mid Cap Portfolio was $248,359. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Small Cap Portfolio’s and the Micro Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% and 1.60% of average daily net assets, respectively. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses for the Small Cap Portfolio and the Micro Cap Portfolio.

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than long-term U.S. Government securities and short-term securities for the year ended October 31, 2011, are as follows:

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

RHJ Fund	Purchases	Sales
Mid Cap Portfolio	$6,185,785	$4,742,382
Small Cap Portfolio	138,546,302	52,246,733
Micro Cap Portfolio	83,687,536	113,443,172

There were no purchases or sales of long-term U.S. Government Securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the differences arise.

Permanent book and tax basis differences are primarily attributable to net operating losses and had no impact on net assets, which have been classified to/(from) the following for the year ended October 31, 2011:

RHJ Fund	Undistributed Net Investment Income	Paid-in Capital
Mid Cap Portfolio	$40,580	$(40,580)
Small Cap Portfolio	656,844	(656,844)
Micro Cap Portfolio	773,018	(773,018)

These reclassifications have no impact on net assets or net asset value per share.

As of October 31, 2011, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

RHJ Fund	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Mid Cap Portfolio	$—	$(4,806,742)	$796,897	$(1)	$(4,009,846)
Small Cap Portfolio	6,082,953	—	4,088,541	(3)	10,171,491
Micro Cap Portfolio	—	(15,394,087)	1,266,279	1	(14,127,807)

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2011, the Mid Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio utilized capital loss carryforwards of $707,368, $3,306,723 and $13,615,977, respectively, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2011, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Portfolio	$8,305,493	$1,367,559	$(570,662)	$796,897
Small Cap Portfolio	140,001,395	10,273,360	(6,184,819)	4,088,541
Micro Cap Portfolio	32,808,075	3,784,138	(2,517,859)	1,266,279

At October 31, 2011, the Funds had capital loss carryforwards for the Mid Cap Portfolio, and Micro Cap Portfolio, available to offset future realized capital gains, as seen below:

RHJ Fund	Expiring October 31,	Amount
Mid Cap Portfolio	2017	$4,806,742
Micro Cap Portfolio	2017	15,394,087

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Other:

At October 31, 2011, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

RHJ Fund	No. of Shareholders	% Ownership
Mid Cap Portfolio	1	26%
Small Cap Portfolio	1	22%
Micro Cap Portfolio	2	53%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Recent Accounting Pronouncement:

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Rice Hall James Mid Cap Portfolio

Rice Hall James Small Cap Portfolio and

Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James Mid Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2011

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Mid Cap Portfolio	$1,000.00	$859.80	1.36%	$6.38
Small Cap Portfolio	1,000.00	924.80	1.33	6.45
Micro Cap Portfolio	1,000.00	904.00	1.44	6.91
Hypothetical 5% Return
Mid Cap Portfolio	$1,000.00	$1,018.35	1.36%	$6.92
Small Cap Portfolio	1,000.00	1,018.50	1.33	6.77
Micro Cap Portfolio	1,000.00	1,017.95	1.44	7.32

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period shown).

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THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT A. NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects In c. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 59 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“ SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of November 16, 2011.

Other Directorships

Held by

Board Member5

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

5

Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS
MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships

Held by

Board Member/Trustee4

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

None

None

4

Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. , “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.
DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships

Held by Trustee

None

None

None

None

None

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on May 17-18, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, representative clients, investment personnel and philosophy, approach to risk management, business plan, execution quality and soft dollar policies. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds and the Adviser. The Board was provided with information regarding each of the Fund’s performance since the Advisory Agreement was last approved, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its respective benchmark indices and other similar mutual funds over various periods of time. At the meeting, representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions, noting the recent rally in small cap stocks, which had eluded the mid-and micro-cap sectors, and explaining the Adviser’s expectations and strategies for the future. The Board then noted that the Rice Hall James Small Cap Portfolio had generally outperformed its benchmark index over various periods of time and that the Rice Hall James Micro Cap Portfolio’s performance was generally comparable to that of its primary benchmark index, but lagged behind the performance of its secondary index, over various periods of time. In addition, the Board noted that although it had underperformed its benchmark over various periods of time, the Rice Hall James Mid Cap Portfolio’s long-term performance was generally comparable to that of its respective benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale. In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS OCTOBER 31, 2011

its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a

current prospectus for the Funds described.

RHJ-AR-001-1000

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

THE ADVISORS' INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO OCTOBER 31, 2011

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.1%

	Shares	Value
CONSUMER DISCRETIONARY — 19.8%
Asbury Automotive Group*	34,600	$645,290
Carmike Cinemas*	83,300	539,784
Denny’s*	180,800	650,880
Einstein Noah Restaurant Group	35,900	528,448
Fuel Systems Solutions*	26,700	623,178
interCLICK*	60,300	446,220
Krispy Kreme Doughnuts*	41,700	294,402
Leapfrog Enterprises, Cl A*	124,000	462,520
Perry Ellis International*	32,600	818,260
Ruth’s Hospitality Group*	72,900	344,088
Shoe Carnival*	15,200	414,808
Shuffle Master*	58,500	620,685
Zagg*	29,500	397,955

		6,786,518

CONSUMER STAPLES — 3.3%
Chefs’ Warehouse*	20,100	287,229
Elizabeth Arden*	15,200	521,056
SunOpta*	63,900	333,558

		1,141,843

ENERGY — 5.3%
Abraxas Petroleum*	171,200	667,680
Callon Petroleum*	56,300	265,173
GeoResources*	20,700	549,378
Green Plains Renewable Energy*	32,600	340,996

		1,823,227

FINANCIALS — 4.2%
Electro Scientific Industries*	30,900	379,761
Kennedy-Wilson Holdings	29,600	367,632
Lakeland Financial	15,600	372,684
Netspend Holdings*	53,920	310,040

		1,430,117

HEALTH CARE — 19.4%
ABIOMED*	27,300	411,138
American Dental Partners*	25,700	271,392
Cantel Medical	15,500	427,800
Hanger Orthopedic Group*	30,500	529,785
MedAssets*	31,500	335,790
Medidata Solutions*	22,900	411,742
Metropolitan Health Networks*	65,900	429,668
Omnicell*	39,900	596,505
Orthofix International*	19,900	698,689
Quidel*	28,000	500,080
Staar Surgical*	82,600	743,400
Symmetry Medical*	38,200	347,238
Synergetics USA*	66,800	446,892

THE ADVISORS' INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Vascular Solutions*	48,900	$518,829

		6,668,948

INDUSTRIALS — 20.6%
ACCO Brands*	53,200	365,484
Altra Holdings*	20,800	305,760
Ducommun	27,800	396,706
DXP Enterprises*	21,300	532,074
Exponent*	12,600	607,068
Graham	30,562	704,148
Miller Industries	25,800	527,352
Navigant Consulting*	38,700	438,471
On Assignment*	61,700	665,743
Rush Enterprises, Cl A*	35,900	692,870
Standard Parking*	23,100	406,329
Thermon Group Holdings*	25,000	397,000
Titan Machinery*	22,200	517,926
US Ecology	28,900	521,934

		7,078,865

INFORMATION TECHNOLOGY — 21.4%
Convio*	54,700	524,573
CTS	58,000	538,240
Envestnet*	25,300	294,492
EXFO*	64,000	391,040
Globecomm Systems*	22,100	300,339
iGate	30,500	411,140
Kenexa*	17,400	397,938
LeCroy*	42,300	433,998
MaxLinear, Cl A*	55,800	324,756
Maxwell Technologies*	35,276	704,462
Nanometrics*	34,000	573,920
NVE*	8,800	484,176
OCZ Technology Group*	72,600	513,282
SPS Commerce*	27,600	539,856
SRS Labs*	48,100	338,143
Super Micro Computer*	36,200	579,200

		7,349,555

MATERIALS — 1.0%
Haynes International	6,100	356,789

TELECOMMUNICATION SERVICES — 2.1%
Premiere Global Services*	77,775	704,642

TOTAL COMMON STOCK
(Cost $31,344,361)		33,340,504

THE ADVISORS' INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO OCTOBER 31, 2011

SHORT-TERM INVESTMENT (A) — 2.1%

CASH EQUIVALENTS — 2.1%	Shares	Value
HighMark Diversified Money Market Fund Fiduciary Class, 0.020%
(Cost $733,850)	733,850	$733,850

TOTAL INVESTMENTS — 99.2%
(Cost $32,078,211)		$34,074,354

Percentages are based on Net Assets of $34,334,285.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2011.

Cl — Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Rice Hall James Micro Cap Portfolio:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Rice Hall James Micro Cap Portfolio, (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2011, and for the year then ended and have issued our unqualified report thereon dated December 23, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments (the “Statement”) as of October 31, 2011 appearing in Item 6 of this Form N-CSR. This Statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Statement based on our audit.

In our opinion, the Statement referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers

Philadelphia, Pennsylvania

December 23, 2011

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.